Exhibit 10.16

AMENDMENT NO. 1 TO WARRANT SUBSCRIPTION AGREEMENT

This Amendment No. 1 (the “Amendment”) dated June 15, 2011 to that certain Warrant Subscription Agreement (the “Agreement”) dated the 25th day of May, 2011, by and between Nautilus Marine Acquisition Corp., a Marshall Islands corporation (the “Company”), having its principal place of business at 90 Kifissias Avenue, Maroussi 15125, Athens, Greece and each person identified on the signature page hereto (each a “Subscriber” and collectively, the “Subscribers”). All capitalized terms not defined herein shall have the same meaning ascribed to them in the Agreement.

Pursuant to Section 12.3 of the Agreement, the Company and the Subscribers hereby agree to amend the Agreement, effective on the date hereof, as follows:

1.  Amendments to the Agreement.

(a)           Recitals.  The first recital is hereby amended as follows:

The reference to 2,700,000 Warrants is hereby replaced with 3,500,000 Warrants.

(b)           Section 1.1.  Section 1.1 is hereby amended as follows:

The reference to $2,025,000 Purchase Price is replaced with $2,625,000 Purchase Price.

2.  Mutual Drafting.  This Amendment is the joint product of the Company and the Subscribers and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

3.  No Other Amendments; Governing Law; Counterparts.  Except as specifically set forth in this Amendment, there are no other amendments to the Agreement and the Agreement shall remain unmodified and in full force and effect.  This Amendment shall be governed by and construed in accordance with the laws of Republic of the Marshall Islands for agreements made and to be wholly performed within such country.  This Amendment may be executed in one or more counterparts.  In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signature page follows]

This subscription is accepted by the Company as of the date first written above.

NAUTILUS MARINE ACQUISITION CORP.

By:	/s/ Prokopios (Akis) Tsirigakis
Name: Prokopios (Akis) Tsirigakis
Title: Co-Chief Executive Officer

Accepted and agreed this
16th day of June, 2011

ORCA MARINE CORP.

By: /s/ Prokopios (Akis) Tsirigakis
Name: Prokopios (Akis) Tsirigakis
Title: President

Number of Warrants: 1,277,000

ASTRA MARITIME INC.

By: /s/ George Syllantavos
Name: George Syllantavos
Title: President

Number of Warrants: 1,277,000

FJORD MANAGEMENT S.A.

By: /s/ Prokopios (Akis) Tsirigakis
Name: Prokopios (Akis) Tsirigakis
Title: President

Number of Warrants: 700,000

/s/ Nicolas Bornozis
Name: Nicolas Bornozis
Number of Warrants: 158,000

/s/ Alexandros Argyros
Name: Alexandros Argyros
Number of Warrants: 44,000

/s/ Stylianos Anastopoulos
Name: Stylianos Anastopoulos
Number of Warrants: 44,000